QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 16, 2010

TROPICANA ENTERTAINMENT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-53831 (Commission File Number)	27-0540158 (IRS Employer Identification No.)

3930 Howard Hughes Parkway, 4th Floor, Las Vegas, Nevada 89169
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (702) 589-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant.

        This Amendment No. 1 to the Current Report on Form 8-K is being filed solely to add as an exhibit correspondence received by Tropicana Entertainment Inc. (the "Company") on June 22, 2010 from the Company's former independent registered public accounting firm regarding the disclosure made under Item 4.01 of the Company's initial Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 22, 2010. Other than to the extent amended hereby, the disclosure contained in the initial Form 8-K remains unchanged.

        A copy of the letter to the SEC from the Company's former independent registered public accounting firm is attached hereto as Exhibit 16.1.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Exhibit Description
16.1	Letter dated June 22, 2010 from Ernst & Young LLP to the Securities and Exchange Commission regarding the change in certifying accountant.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TROPICANA ENTERTAINMENT INC.
Date: June 23, 2010
	By:	/s/ SCOTT C. BUTERA
	Name:	Scott C. Butera
	Title:	President and Chief Executive Officer

QuickLinks

  Item 4.01 Changes in Registrant's Certifying Accountant.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES